EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to securities of Collegiate Pacific Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

     The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

     This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of August 25, 2008

                                      BLACK DIAMOND OFFSHORE LTD.

                                      By:  Carlson Capital, L.P., its investment
                                           manager

                                      By:  Asgard Investment Corp., its general
                                           partner

                                           By:    /s/ Clint D. Carlson
                                                  ------------------------------
                                           Name:  Clint D. Carlson
                                           Title: President

                                      DOUBLE BLACK DIAMOND OFFSHORE LTD.

                                      By:  Carlson Capital, L.P., its investment
                                           manager

                                      By:  Asgard Investment Corp., its general
                                           partner

                                           By:    /s/ Clint D. Carlson
                                                  ------------------------------
                                           Name:  Clint D. Carlson
                                           Title: President

                                      BLACK DIAMOND RELATIVE VALUE OFFSHORE LTD.

                                      By:  Carlson Capital, L.P., its investment
                                           manager

                                      By:  Asgard Investment Corp., its general
                                           partner

                                           By:    /s/ Clint D. Carlson
                                                  ------------------------------
                                           Name:  Clint D. Carlson
                                           Title: President

                                      CARLSON CAPITAL, L.P.

                                      By:  Asgard Investment Corp., its general
                                           partner

                                           By:    /s/ Clint D. Carlson
                                                  ------------------------------
                                           Name:  Clint D. Carlson
                                           Title: President

                                      ASGARD INVESTMENT CORP.

                                      By:    /s/ Clint D. Carlson
                                             -----------------------------------
                                      Name:  Clint D. Carlson
                                      Title: President

                                      /s/ Clint D. Carlson
                                      ------------------------------------------
                                      Clint D. Carlson